                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 5, 2003

                                -----------------


                               VERTEL CORPORATION
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        California                     0-19640                  95-3948704
        ----------                     -------                  ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)           Identification No.)

  21300 Victory Boulevard, Suite 700, Woodland Hills, California       91367
  --------------------------------------------------------------       -----
             (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (818) 227-1400

                                --------------


                                       N/A
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant

(a)  Termination of Independent Public Accountant

On May 5, 2003, Vertel Corporation (the "Company") terminated its relationship with BDO Seidman, LLP, the Company's independent public accountants.

BDO Seidman, LLP's report on the financial statements of the Company for the most recent fiscal year ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that there was an explanatory paragraph relating to our ability to continue as a going concern.

During the Company's most recent fiscal year ended December 31, 2002 there were no disagreements between the Company and BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO Seidman, LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO Seidman, LLP with a copy of the foregoing disclosures. Attached, as Exhibit 16.1 is a copy of BDO Seidman, LLP's letter, dated May 14, 2003, stating its agreement with such statements.

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(b)  New Independent Public Accountants

       On May 7, 2003, the Company retained Singer, Lewak, Greenbaum and Goldstein, LLP (SLGG) as its independent public accountants. The Company's board of directors approved a resolution on May 13, 2003 approving SLGG's selection.

       During the Company's two most recent fiscal years, the Company has not consulted with SLGG regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in the Item 304(a)(1)(v) of Regulation S-K.


                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2003                   VERTEL CORPORATION



                                      By: /s/ Marc E. Maassen
                                      ----------------------------
                                      Marc E. Maassen
                                      President and Chief Executive Officer


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                               INDEX TO EXHIBITS

Exhibit No.     Description
----------      -----------

16.1 Letter from BDO Seidman, LLP stating its agreement with the statements in Item 4(a), dated May 14, 2003.

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